UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
September 14, 2021
Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive
Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 Par Value Per Share	LYV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01    Entry into a Material Definitive Agreement.

On September 14, 2021, Live Nation Entertainment, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC (the “Underwriter”), pursuant to which the Company agreed to sell, and the Underwriter agreed to purchase, subject to the terms and conditions set forth therein, 5,239,259 shares of the Company’s common stock.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01    Other Events.

Common Stock Offering

On September 17, 2021, the Company completed the public offering of 5,239,259 shares of common stock, par value $0.01 per share, of the Company, at a public offering price of $86.90 per share (the “Offering”). The Company completed the Offering pursuant to the Underwriting Agreement. The Company intends to use the net proceeds from the Offering to fund the previously announced acquisition of 51% of the capital stock of OCESA Entretenimiento, S.A. de C.V. The company intends to use any remaining proceeds for general corporate purposes.

The Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-259515) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) on September 14, 2021. The material terms of the Offering are described in the prospectus supplement, dated September 14, 2021, filed by the Company with the Commission on September 16, 2021, pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the shares of common stock and supplements the preliminary prospectus supplement relating to the Offering, dated September 14, 2021, that constitutes a part of the Registration Statement.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated as of September 14, 2021, by and among the Company and Goldman Sachs & Co. LLC, as underwriter.
5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Joe Berchtold
Joe Berchtold
President and Chief Financial Officer
September 17, 2021